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                                                                 EXHIBIT (23)(B)

                                ACCOUNTS' CONSENT


The Board of Directors of Alpha Industries, Inc.:

We consent to the incorporation herein by reference of our report dated May 9, 1997 included in Alpha Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 30, 1997 and to the reference to our Firm under the heading "Experts" in the prospectus.




                              KPMG Peat Marwick LLP



Boston, Massachusetts
January 13, 1998